UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D. C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)		February 9, 2001
POTOMAC ELECTRIC POWER COMPANY (Exact name of registrant as specified in its charter)
District of Columbia and Virginia (State or other jurisdiction of incorporation)	1-1072 (Commission File Number)	53-0127880 (I.R.S. Employer Identification No.)
1900 Pennsylvania Avenue, N. W., Washington, D. C (Address of principal executive offices		20068 (Zip Code)
Registrant's telephone number, including area code		(202) 872-3526
(Former Name or Former Address, if Changed Since Last Report)

                                                                                                                                                                   PEPCO
                                                                                                                                                                   Form 8-K
Item 5.

Other Events.

As more fully described on a Form 8-K filed on February 12, 2001, the Company entered into an Agreement and Plan of Merger dated as of February 9, 2001 among the Company, New RC, Inc. and Conectiv (the "Agreement"). The Agreement is attached as an exhibit to this Form 8-K.

Item 7.	Financial Statements and Exhibits.
(c) Exhibits
	Exhibit No.	Description of Exhibit	Reference
	2	Agreement and Plan of Merger dated as of February 9, 2001 among Potomac Electric Power Company, New RC, Inc. and Conectiv	Filed herewith.

                                                                                    Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                         Potomac Electric Power Company
                                                                                                                              (Registrant)

                                                                                                       By:             A. W. WILLIAMS
                                                                                                                         Andrew W. Williams
                                                                                                                   Senior Vice President and
                                                                                                                     Chief Financial Officer

February 13, 2001
      DATE

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